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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR/A
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05686
AIM Investment Securities Funds (Invesco Investment Securities Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 8/31
Date of reporting period: 8/31/10
*	Fund included is Invesco High Yield Securities Fund.
     The Registrant is filing this Amendment to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on November 8, 2010 to amend Item 1 “Reports to Stockholders” with respect to Invesco High Yield Securities Fund’s annual report. Subsequent to issuance of its August 31, 2010 financial statements, AIM Investment Securities (Invesco Investment Securities) identified errors in the classification of income and realized gains from investment securities and the change in unrealized appreciation from investment securities for the fiscal year ended August 31, 2010. The financial statements have been restated to reflect the correction of these errors. The restatement did not impact Invesco High Yield Securities Fund’s previously reported net asset value, total returns or distributions for any chare class. This N-CSR/A also updates the “Report of Independent Registered Public Account Firm” and Item 11 “Controls and Procedures” as required. Other than the aforementioned revisions this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	August 31, 2010

Invesco High Yield Securities Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
17	Financial Statements
19	Notes to Financial Statements
27	Financial Highlights
30	Auditor’s Report
31	Fund Expenses
32	Approval of Investment Advisory and Sub-Advisory Agreements
34	Tax Information
35	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2 Invesco High Yield Securities Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco High Yield Securities Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Morgan Stanley High Yield Securities Fund was renamed Invesco High Yield Securities Fund.
     On June 25, 2010, Peter Ehret, head of High Yield for Invesco and portfolio manager, and his investment team took over management of the Fund. A listing of your Fund’s managers appears later in this report.
     For the reporting period ended August 31, 2010, shares of Invesco High Yield Securities Fund at net asset value (NAV) underperformed the Fund’s style-specific index, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, due mainly to its conservative posture during the 12-month period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.24%

Class B Shares	14.68

Class C Shares	14.66

Class Y Shares	15.57

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index▼ (Broad Market/Style-Specific Index)	21.40

Lipper High Current Yield Bond Funds Index ▼ (Peer Group Index)	19.65

▼	Lipper Inc.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of U.S.-based companies, many of which are moderately sized companies. We principally invest in junk bonds rated B or above, although we generally own bonds of lesser quality as well. We may invest in convertible bonds, preferred stock, derivatives and foreign securities. We may also invest up to 30% of total assets in foreign securities.
     The primary driver of our security selection is fundamental analysis conducted by a team of analysts who specialize by industry. This bottom-up approach is augmented with an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.
     Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters for the Fund. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at any time, taking into account skill and market opportunities.
     Sell decisions are based on:
■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.

■	Very low yields.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
Market conditions during the 12-month reporting period were influenced by two broad themes: private sector recovery and concerns over sovereign creditwor-thiness. In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels, and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates

Portfolio Composition†
By credit quality

A	0.2%

BBB	3.0

BB	35.3

B	40.1

CCC	12.6

Non-Rated	2.5

Money Market Funds Plus
Other Assets Less Liabilities	6.3

Top 5 Industries

1.	Oil & Gas Exploration & Production	9.3%

2.	Casinos & Gaming	6.2

3.	Wireless Telecommunication Services	4.6

4.	Cable & Satellite	4.0

5.	Health Care Facilities	3.7

†	Source: Standard and Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit www.standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.

Top 10 Fixed Income Holdings*

1.	CIT Group, Inc.	1.7%

2.	Vangent, Inc.	1.4

3.	MGM Mirage	1.4

4.	Continental Airlines 2007-1
	Class C Pass Through Trust	1.1

5.	CCM Merger Corp.	1.1

6.	Navistar International Corp.	1.1

7.	SunGard Data Systems, Inc.	1.1

8.	Charter Communications
	Operating LLC/Charter
	Communications Operating Capital	1.0

9.	Ply Gem Industries, Inc.	1.0

10.	Expedia, Inc.	1.0

Total Net Assets	$127.5 million

Total Number of Holdings*	235
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco High Yield Securities Fund

caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high unemployment and export weakness continued to weigh on the economy.1 Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 1.7% in the second quarter of 2010 after growing at 3.7% and 2.2% annual rates during the first quarter of 2010 and fourth quarter of 2009, respectively.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy: “Financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”2 As such, it was widely expected that the Fed would continue to keep rates low for an extended period.
     Defaults in the high yield bond market reached their peak in dollar terms in November of the fiscal year when four firms, valued collectively at $19.4 billion, defaulted for an annualized par-weighted default rate of 10.91%.3 Since November, default rates have dropped significantly, as there were only seven defaults in the second half of the fiscal year compared to 27 for the first six months. The annualized par-weighted default rate at the end of the fiscal year was 0.2%.3
     The broad U.S. high yield bond market, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, generated positive total return for the trailing 12 months3, as falling interest rates across maturities combined with tighter credit spreads (the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk) reflected price increases of fixed income assets2. During the last half of the reporting period, sovereign debt risks in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities, though the impact was not sufficient to erase gains realized by non-government bonds over the first half of the Fund’s fiscal year.
     On an absolute basis, the Fund generated positive returns for the period. The Fund maintained a defensive posture and was particularly underweight in lower quality CCC-rated issuers throughout most of the reporting period. This was the main detractor from Fund performance as lower credit quality issues experienced the most significant positive returns in the high yield market.3 Previous management felt there were more compelling risk/reward opportunities within higher quality issues in the market, and therefore, the Fund emphasized higher quality bonds.
     In addition, the Fund has de-emphasized highly cyclical (or economically sensitive) industries and focused on more stable industry groups that have performed relatively well throughout an economic cycle. The Fund’s underweight in buildings and materials and financial companies also detracted from performance as these asset classes outperformed during the period.3 The Fund’s overweight positions in the health care sector and the oil field services industry detracted from performance as these asset classes also underperformed for the period. The Fund’s performance was also hurt by a charge to the NAV due to tax accounting and book accounting differences from the prior management.
     Since taking over management of the Fund on June 25, 2010, the new team has worked on aligning the Fund to the Invesco research team’s outlook. The team was generally positive in assessment of high yield bonds; however, macroeconomic risks, slow economic growth and the potential for a double-dip recession caused us to be cautious on owning too many riskier assets. We believed the risk of owning such assets outweighed any potential benefit to the Fund.
     Thank you for investing in Invesco High Yield Securities Fund and for sharing our long-term investment horizon.

1	Bureau of Economic Analysis
2	U.S. Federal Reserve
3	Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco High Yield Securities Fund. Mr. Ehret joined Invesco in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Securities Fund. He joined Invesco in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.
Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Securities Fund. He joined Invesco in 2000. Mr. Roberts earned a B.B.A. in finance from the University of Houston.

5 Invesco High Yield Securities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 9/26/79, index data from 9/30/79

Past performance cannot guarntee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco High Yield Securities Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable
sales charges

Class A Shares

Inception (9/26/79)		5.07%

10	Years	-0.59

5	Years	5.29

1	Year	9.74

Class B Shares

Inception (7/28/97)		-0.94%

10	Years	-0.59

5	Years	5.54

1	Year	9.68

Class C Shares

Inception (7/28/97)		-1.24%

10	Years	-0.74

5	Years	5.70

1	Year	13.66

Class Y Shares

Inception (9/26/79)		5.48%

10	Years	0.09

5	Years	6.52

1	Year	15.57
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco High Yield Securities Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco High Yield Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end
including maximum applicable sales charges.

Class A Shares

Inception (9/26/79)		5.00%

10	Years	-1.35

5	Years	5.15

1	Year	17.36

Class B Shares

Inception (7/28/97)		-1.18%

10	Years	-1.35

5	Years	5.29

1	Year	17.59

Class C Shares

Inception (7/28/97)		-1.47%

10	Years	-1.51

5	Years	5.43

1	Year	21.55

Class Y Shares

Inception (9/26/79)		5.41%

10	Years	-0.68

5	Years	6.37

1	Year	23.57
value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 2.13%, 2.63%, 2.73% and 1.88%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 2.16%, 2.66%, 2.76% and 1.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7 Invesco High Yield Securities Fund

Invesco High Yield Securities Fund’s primary investment objective is to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	All fixed income securities are subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

■	Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions.

■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s net asset value. Public bank loans present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments.
■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk – the risk that the other party will not complete the transaction with the Fund.

About indexes used in this report
■	The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers U.S. corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

■	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high yield bond funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	HYLAX
Class B Shares	HYLBX
Class C Shares	HYLCX
Class Y Shares	HYLDX

8 Invesco High Yield Securities Fund

Schedule of Investments(a)

August 31, 2010

	Principal
	Amount		Value

Bonds & Notes–91.4%
Advertising–1.0%
Affinion Group, Inc., 11.50%, 10/15/15		$450,000	$474,750

Clear Channel Worldwide Holdings, Inc., (Series B), 9.25%, 12/15/17		440,000	464,200

Lamar Media Corp., 7.875%, 04/15/18(b)		285,000	294,975

			1,233,925

Aerospace & Defense–1.9%
Bombardier, Inc. (Canada), 7.75%, 03/15/20(b)		450,000	483,750

Hexcel Corp., 6.75%, 02/01/15		605,000	611,050

L-3 Communications Corp., 5.875%, 01/15/15		810,000	827,719

Triumph Group, Inc., 8.00%, 11/15/17		555,000	563,325

			2,485,844

Airlines–2.8%
American Airlines Pass Through Trust 1991, (Series 91A2), 10.18%, 01/02/13		133,547	133,547

Continental Airlines 2007-1 Class C Pass Through Trust, 7.339%, 04/19/14		1,447,094	1,432,623

Continental Airlines 2009-1 Class B Pass Through Trust, (Series B), 9.25%, 05/10/17		175,000	184,297

Continental Airlines, Inc., 6.75%, 09/15/15(b)		55,000	54,863

Delta Air Lines, 9.50%, 09/15/14(b)		737,000	793,196

Inaer Aviation Finance Ltd. (Spain), 9.50%, 08/01/17(b)	EUR	50,000	61,303

UAL 2007-1 Pass Through Trust, (Series 071A), 6.636%, 07/02/22		$156,392	151,310

United Air Lines, Inc., 9.875%, 08/01/13(b)		760,000	811,300

			3,622,439

Alternative Carriers–0.2%
Intelsat Corp., 9.25%, 06/15/16		210,000	224,175

Aluminum–0.9%
Century Aluminum Co., 8.00%, 05/15/14		135,000	133,566

Novelis, Inc. (Canada), 7.25%, 02/15/15		1,010,000	1,015,050

			1,148,616

Apparel Retail–0.1%
Collective Brands, Inc., 8.25%, 08/01/13		185,000	187,313

Apparel, Accessories & Luxury Goods–0.5%
Hanesbrands, Inc., (Series B), 4.121%, 12/15/14(c)		385,000	368,638

Quiksilver, Inc., 6.875%, 04/15/15		280,000	260,400

			629,038

Auto Parts & Equipment–1.2%
Allison Transmission, Inc., 11.00%, 11/01/15(b)		365,000	394,200

Tenneco, Inc., 7.75%, 08/15/18(b)		165,000	167,063

Tenneco, Inc., 8.125%, 11/15/15		420,000	437,850

TMD Friction Finance SA (Luxembourg), 10.75%, 05/15/17(b)	EUR	470,000	592,630

			1,591,743

Automobile Manufacturers–0.7%
Ford Motor Co., 7.45%, 07/16/31		$425,000	417,031

Ford Motor Credit Co. LLC, 6.625%, 08/15/17		145,000	147,175

General Motors Corp., 8.375%, 07/15/33(d)		1,050,000	338,625

			902,831

Broadcasting–1.9%
Allbritton Communications Co., 8.00%, 05/15/18		270,000	267,638

ITV PLC (United Kingdom), (MTN), 5.375%, 10/19/15	GBP	50,000	75,532

ITV PLC (United Kingdom), (MTN), 7.375%, 01/05/17		105,000	164,270

LIN Television Corp., 6.50%, 05/15/13		$250,000	247,500

Nielsen Finance LLC/Nielsen Finance Co., 0.00%, 08/01/16(e)		310,000	306,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Broadcasting–(continued)

Nielsen Finance LLC/Nielsen Finance Co., 10.00%, 08/01/14	$750,000	$787,500

XM Satellite Radio, Inc., 13.00%, 08/01/13(b)	550,000	623,563

		2,472,903

Building Products–2.8%
AMH Holdings, Inc., 11.25%, 03/01/14(e)	190,000	193,919

Building Materials Corp. of America, 6.875%, 08/15/18(b)	270,000	265,275

Building Materials Corp. of America, 7.50%, 03/15/20(b)	260,000	260,650

Gibraltar Industries, Inc., 8.00%, 12/01/15	415,000	404,625

Nortek, Inc., 11.00%, 12/01/13	885,000	938,100

Ply Gem Industries, Inc., 11.75%, 06/15/13	1,240,000	1,283,400

Ply Gem Industries, Inc., 13.125%, 07/15/14	220,000	221,100

		3,567,069

Cable & Satellite–4.0%
Charter Communications Operating LLC/Charter Communications Operating Capital, 10.875%, 09/15/14(b)	1,170,000	1,308,937

CSC Holdings, Inc., 8.50%, 06/15/15	745,000	810,187

CSC Holdings, Inc., 8.625%, 02/15/19	790,000	884,800

Hughes Network Systems LLC/HNS Finance Corp., 9.50%, 04/15/14	510,000	529,125

Intelsat Jackson Holdings Ltd., 9.50%, 06/15/16	420,000	449,400

Kabel Deutschland GmbH, 10.625%, 07/01/14	315,000	327,994

Virgin Media Finance PLC, 9.125%, 08/15/16	805,000	861,350

		5,171,793

Casinos & Gaming–5.1%
Ameristar Casinos, Inc., 9.25%, 06/01/14	675,000	715,500

Great Canadian Gaming Co., 7.25%, 02/15/15(b)	305,000	309,194

Harrah’s Operating Co., Inc., 5.625%, 06/01/15	677,000	436,665

Harrah’s Operating Co., Inc., 11.25%, 06/01/17	568,000	612,020

Harrah’s Operating Co., Inc., 12.75%, 04/15/18(b)	185,000	169,737

Harrah’s Operating Co., Inc., 10.00%, 12/15/18	125,000	98,125

Las Vegas Sands Corp., 6.375%, 02/15/15	410,000	413,075

Mandalay Resort Group, 7.625%, 07/15/13	160,000	133,600

MGM Mirage, 6.75%, 04/01/13	1,955,000	1,730,175

MGM Mirage, 13.00%, 11/15/13	500,000	577,500

MGM Resorts International, 6.75%, 09/01/12	30,000	27,450

Resort at Summerlin LP, (Series B), 13.00%, 12/15/07(d)	27,634,000	0

Seneca Gaming Corp., 7.25%, 05/01/12	450,000	441,000

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 08/15/20(b)	190,000	192,375

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 05/01/20(b)	645,000	653,869

		6,510,285

Coal & Consumable Fuels–0.9%
Consol Energy, Inc., 8.25%, 04/01/20(b)	140,000	149,275

Foundation PA Coal Co. LLC, 7.25%, 08/01/14	860,000	877,200

Peabody Energy Corp., 6.50%, 09/15/20	175,000	184,625

		1,211,100

Commodity Chemicals–0.5%
Westlake Chemical Corp., 6.625%, 01/15/16	650,000	655,687

Communications Equipment–0.6%
Avaya, Inc., 9.75%, 11/01/15	790,000	750,500

Construction & Farm Machinery & Heavy Trucks–2.2%
Case New Holland, Inc., 7.75%, 09/01/13	540,000	567,000

Case New Holland, Inc., 7.875%, 12/01/17(b)	300,000	318,000

Esco Corp., 8.625%, 12/15/13(b)	185,000	189,856

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Construction & Farm Machinery & Heavy Trucks–(continued)

Navistar International Corp., 8.25%, 11/01/21	$1,295,000	$1,356,512

Oshkosh Corp., 8.50%, 03/01/20	315,000	336,263

		2,767,631

Construction Materials–0.4%
Texas Industries, Inc., 9.25%, 08/15/20(b)	550,000	551,375

Consumer Finance–2.7%
Ally Financial, Inc., 7.50%, 09/15/20(b)	645,000	641,775

Ally Financial, Inc., 8.00%, 03/15/20(b)	665,000	686,612

Ally Financial, Inc., 8.00%, 11/01/31	335,000	332,488

Ford Motor Credit Co. LLC, 8.00%, 12/15/16	367,000	397,277

Ford Motor Credit Co. LLC, 8.125%, 01/15/20	990,000	1,084,050

National Money Mart Co., 10.375%, 12/15/16	265,000	276,925

		3,419,127

Data Processing & Outsourced Services–1.3%
SunGard Data Systems, Inc., 9.125%, 08/15/13	1,315,000	1,347,875

SunGard Data Systems, Inc., 10.25%, 08/15/15	255,000	267,431

SunGard Data Systems, Inc., 10.625%, 05/15/15	90,000	100,125

		1,715,431

Department Stores–0.7%
Macy’s Retail Holdings, Inc., 5.90%, 12/01/16	825,000	855,937

Distillers & Vintners–0.6%
Constellation Brands, Inc., 7.25%, 05/15/17	715,000	752,537

Diversified Commercial & Professional Services–0.3%
ARAMARK Corp., 8.50%, 02/01/15	390,000	405,600

Diversified Metals & Mining–0.7%
Teck Resources Ltd., 9.75%, 05/15/14	680,000	841,500

Drug Retail–0.3%
General Nutrition Centers, Inc., (PIK), 5.75%, 03/15/14	350,000	337,313

Electrical Components & Equipment–0.4%
Baldor Electric Co., 8.625%, 02/15/17	510,000	543,150

Electric Utilities–0.9%
NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25(b)	1,300,000	1,158,625

Environmental & Facilities Services–0.2%
EnergySolutions, Inc./EnergySolutions LLC, 10.75%, 08/15/18(b)	245,000	251,738

Fertilizers & Agricultural Chemicals–0.7%
CF Industries, Inc., 7.125%, 05/01/20	815,000	874,087

Food Retail–1.2%
SUPERVALU, Inc., 7.50%, 05/15/12	525,000	543,375

SUPERVALU, Inc., 7.50%, 11/15/14	505,000	505,631

SUPERVALU, Inc., 8.00%, 05/01/16	495,000	495,619

		1,544,625

Gas Utilities–0.6%
Ferrellgas LP, 6.75%, 05/01/14	435,000	439,350

Suburban Propane Patrtners, 7.375%, 03/15/20	295,000	311,225

		750,575

Health Care Equipment–1.5%
Biomet, Inc., 10.00%, 10/15/17	1,120,000	1,215,200

Fresenius US Finance II, Inc., 9.00%, 07/15/15(b)	330,000	369,600

Invacare Corp., 9.75%, 02/15/15	290,000	313,200

		1,898,000

Health Care Facilities–3.7%
Community Health Systems, 8.875%, 07/15/15	695,000	723,669

HCA, Inc., 5.75%, 03/15/14	1,200,000	1,158,000

HCA, Inc., 6.25%, 02/15/13	847,000	851,235

HCA, Inc., 9.875%, 02/15/17	475,000	521,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco High Yield Securities Fund

	Principal
	Amount		Value

Health Care Facilities–(continued)

Select Medical Corp., 6.143%, 09/15/15(c)		$405,000	$351,338

Sun Healthcare Group, Inc., 9.125%, 04/15/15		515,000	539,462

Tenet Healthcare Corp., 10.00%, 05/01/18		535,000	601,875

			4,746,891

Health Care Services–0.5%
Apria Healthcare Group, Inc., 12.375%, 11/01/14(b)		375,000	412,500

Omnicare, Inc., 7.75%, 06/01/20		110,000	110,413

Universal Hospital Services, Inc., (PIK), 8.50%, 06/01/15		100,000	100,750

			623,663

Highways & Railtracks–0.1%
Abertis Infraestructuras SA (Spain), 4.625%, 10/14/16	EUR	100,000	125,310

Homebuilding–1.2%
K Hovnanian Enterprises, Inc., 10.625%, 10/15/16		$1,160,000	1,133,900

M/I Homes, Inc., 6.875%, 04/01/12		380,000	380,000

			1,513,900

Hotels, Resorts & Cruise Lines–0.5%
Carlson Wagonlit BV (Netherlands), 6.649%, 05/01/15(b)(c)	EUR	290,000	333,509

Royal Caribbean Cruises Ltd., 6.875%, 12/01/13		$295,000	300,900

			634,409

Household Products–0.2%
Central Garden and Pet Co., 8.25%, 03/01/18		275,000	279,125

Independent Power Producers & Energy Traders–1.9%
AES Corp. (The), 7.75%, 03/01/14		500,000	525,000

Ipalco Enterprises, Inc., 8.625%, 11/14/11		965,000	1,015,662

NRG Energy, Inc., 7.375%, 02/01/16		810,000	822,150

			2,362,812

Industrial Conglomerates–0.6%
RBS Global, Inc./Rexnord LLC, 8.50%, 05/01/18(b)		735,000	742,350

Industrial Gases–0.2%
Airgas, Inc., 7.125%, 10/01/18(b)		205,000	226,781

Industrial Machinery–0.2%
Mueller Water Products, Inc., 8.75%, 09/01/20(b)		55,000	55,688

SPX Corp., 6.875%, 09/01/17(b)		220,000	227,700

			283,388

Integrated Telecommunication Services–1.1%
Angel Lux Common SA (Denmark), 8.875%, 05/01/16(b)		435,000	458,925

Qwest Communications, 7.125%, 04/01/18(b)		490,000	508,988

Windstream Corp., 7.875%, 11/01/17		385,000	392,700

			1,360,613

Internet Retail–2.7%
Expedia, Inc., 8.50%, 07/01/16		1,120,000	1,225,700

Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc., 10.75%, 08/01/16		815,000	878,162

Travelport LLC/Travelport, Inc., 9.00%, 03/01/16(b)		265,000	264,337

Travelport LLC, 9.875%, 09/01/14		440,000	453,750

Travelport LLC, 11.875%, 09/01/16		550,000	587,125

			3,409,074

Investment Banking & Brokerage–0.5%
E*Trade Financial Corp., 7.875%, 12/01/15		385,000	364,788

Merrill Lynch & Co., Inc., 6.11%, 01/29/37		260,000	252,252

			617,040

Leisure Facilities–0.2%
Universal City Development Partners Ltd., 8.875%, 11/15/15(b)		255,000	260,100

Leisure Products–0.0%
Toys R US–Delaware, Inc., 7.375%, 09/01/16(b)		55,000	55,825

Metal & Glass Containers–0.2%
Owens-Brockway Glass Container, Inc., 7.375%, 05/15/16		250,000	270,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Movies & Entertainment–0.8%
AMC Entertainment, Inc., 8.75%, 06/01/19	$760,000	$789,450

Cinemark USA, Inc., 8.625%, 06/15/19	246,000	259,530

		1,048,980

Multi-line Insurance–0.2%
Hartford Financial Services Group, Inc., 8.125%, 06/15/38(c)	280,000	276,555

Office Services & Supplies–0.1%
IKON Office Solutions, Inc., 6.75%, 12/01/25	130,000	133,250

Oil & Gas Drilling–0.1%
Pride International, Inc., 6.875%, 08/15/20	65,000	68,331

Oil & Gas Equipment & Services–1.5%
Bristow Group, Inc., 7.50%, 09/15/17	245,000	246,531

Cie Generale de Geophysique-Veritas (France), 7.50%, 05/15/15	965,000	972,238

Key Energy Services, Inc., 8.375%, 12/01/14	635,000	657,225

		1,875,994

Oil & Gas Exploration & Production–9.3%
Anadarko Petroleum Corp., 6.375%, 09/15/17	270,000	267,975

Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp., 10.75%, 02/01/18	965,000	1,073,562

Chaparral Energy, Inc., 8.50%, 12/01/15	500,000	478,750

Chesapeake Energy Corp., 6.625%, 08/15/20	275,000	277,063

Chesapeake Energy Corp., 6.875%, 11/15/20	150,000	153,750

Chesapeake Energy Corp., 9.50%, 02/15/15	250,000	281,563

Cimarex Energy Co., 7.125%, 05/01/17	465,000	484,763

Continental Resources, 7.375%, 10/01/20(b)	315,000	321,300

Continental Resources, 8.25%, 10/01/19	200,000	215,500

Encore Acquisition Co., 9.50%, 05/01/16	355,000	388,281

Forest Oil Corp., 7.25%, 06/15/19	1,115,000	1,120,575

Hilcorp Energy I LP/Hilcorp Finance Co., 7.75%, 11/01/15(b)	910,000	923,650

McMoRan Exploration Co, 11.875%, 11/15/14	1,005,000	1,062,787

Newfield Exploration Co., 6.625%, 09/01/14	1,080,000	1,111,050

Newfield Exploration Co., 7.125%, 05/15/18	255,000	267,113

Petrohawk Energy Corp., 7.25%, 08/15/18(b)	235,000	234,853

Petrohawk Energy Corp., 7.875%, 06/01/15	690,000	716,737

Pioneer Natural Resources Co., 6.65%, 03/15/17	720,000	756,131

Plains Exploration & Production Co., 7.625%, 06/01/18	840,000	855,750

Plains Exploration & Production Co., 7.75%, 06/15/15	60,000	61,125

Range Resources Corp., 6.75%, 08/01/20	150,000	150,375

Range Resources Corp., 7.50%, 05/15/16	445,000	469,475

Range Resources Corp., 7.50%, 10/01/17	155,000	161,781

		11,833,909

Oil & Gas Refining & Marketing–1.2%
Petroplus Finance Ltd., 6.75%, 05/01/14(b)	260,000	233,974

Tesoro Corp., 6.50%, 06/01/17	675,000	656,437

United Refining Co., (Series 2), 10.50%, 08/15/12	685,000	632,769

		1,523,180

Oil & Gas Storage & Transportation–2.4%
Copano Energy LLC/Copano Energy Finance Corp., 8.125%, 03/01/16	600,000	607,500

El Paso Corp., 6.875%, 06/15/14	430,000	455,800

El Paso Corp., 12.00%, 12/12/13	145,000	175,087

Inergy LP, 8.25%, 03/01/16	685,000	722,675

MarkWest Energy Partners LP/MarkWest Energy Finance Corp., (Series B), 8.75%, 04/15/18	680,000	732,700

Regency Energy Partners, 8.375%, 12/15/13	345,000	361,819

		3,055,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Other Diversified Financial Services–1.4%
International Lease Finance Corp., 6.50%, 09/01/14(b)	$130,000	$134,144

International Lease Finance Corp., 6.75%, 09/01/16(b)	325,000	330,586

International Lease Finance Corp., 7.125%, 09/01/18(b)	325,000	331,703

International Lease Finance Corp., 8.75%, 03/15/17(b)	966,000	980,490

		1,776,923

Packaged Foods & Meats–0.5%
JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14	580,000	669,900

Paper Packaging–1.3%
Cascades, Inc, 7.875%, 01/15/20	575,000	590,813

Graham Packaging Co. LP/GPC Capital Corp. I, 9.875%, 10/15/14	290,000	297,205

Graphic Packaging International, Inc., 9.50%, 08/15/13	746,000	759,055

		1,647,073

Paper Products–2.2%
Georgia-Pacific LLC, 7.125%, 01/15/17(b)	970,000	1,028,200

Georgia-Pacific LLC, 8.25%, 05/01/16(b)	380,000	419,425

Mercer International, Inc., 9.25%, 02/15/13	825,000	800,250

PH Glatfelter Co., 7.125%, 05/01/16	525,000	523,149

		2,771,024

Pharmaceuticals–0.6%
Axcan Intermediate Holdings, Inc., 12.75%, 03/01/16	465,000	470,812

Elan Finance PLC / Elan Finance Corp., 8.75%, 10/15/16(b)	220,000	214,500

Mylan, Inc., 7.875%, 07/15/20(b)	50,000	52,625

		737,937

Publishing–0.6%
Gannett Co., Inc., 9.375%, 11/15/17(b)	680,000	748,000

Railroads–0.3%
Kansas City Southern de Mexico SA de CV, 8.00%, 02/01/18(b)	377,000	402,489

Regional Bank–0.9%
Regions Financial Corp., 7.375%, 12/10/37	425,000	395,388

Zions BanCorp., 5.50%, 11/16/15	815,000	774,250

		1,169,638

Semiconductor Equipment–0.5%
Amkor Technologies, Inc., 7.375%, 05/01/18(b)	610,000	610,000

Semiconductors–1.4%
Freescale Semiconductor, Inc., 9.125%, 12/15/14	760,000	706,800

Freescale Semiconductor, Inc., 9.25%, 04/15/18(b)	416,000	417,040

NXP BV/NXP Funding LLC (Netherlands), 7.875%, 10/15/14	490,000	493,675

NXP BV/NXP Funding LLC, 9.75%, 08/01/18(b)	100,000	103,500

		1,721,015

Specialized Finance–1.7%
CIT Group, Inc., 7.00%, 05/01/17	2,295,000	2,168,775

Specialized REIT’s–0.2%
Senior Housing Properties Trust, 6.75%, 04/15/20	240,000	248,700

Specialty Chemicals–0.8%
Ferro Corp., 7.875%, 08/15/18	50,000	51,500

Huntsman International LLC, 7.375%, 01/01/15	995,000	980,075

		1,031,575

Specialty Stores–0.5%
Michaels Stores, Inc., 0.00%, 11/01/16(e)	690,000	652,050

Steel–0.4%
AK Steel Corp., 7.625%, 05/15/20	250,000	253,125

United States Steel Corp., 7.00%, 02/01/18	215,000	217,150

United States Steel Corp., 7.375%, 04/01/20	25,000	25,500

		495,775

Systems Software–1.4%
Vangent, Inc., 9.625%, 02/15/15	1,885,000	1,743,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Textiles–0.3%
Invista, 9.25%, 05/01/12(b)	$65,000	$65,894

Levi Strauss & Co., 7.625%, 05/15/20	260,000	265,525

		331,419

Tires & Rubber–0.8%
Cooper Tire and Rubber Co., 8.00%, 12/15/19	655,000	664,825

Goodyear Tire & Rubber Co. (The), 8.75%, 08/15/20	370,000	391,275

		1,056,100

Trading Companies & Distributors–1.8%
Ashtead Capital, Inc., 9.00%, 08/15/16(b)	330,000	334,950

H&E Equipment Services, Inc., 8.375%, 07/15/16	615,000	607,312

Hertz Corp. (The), 8.875%, 01/01/14	465,000	480,113

KAR Auction Services, Inc., 8.75%, 05/01/14	185,000	190,088

United Rentals North America, Inc., 7.00%, 02/15/14	180,000	180,900

United Rentals North America, Inc., 7.75%, 11/15/13	480,000	486,000

		2,279,363

Wireless Telecommunication Services–4.6%
Clearwire Communications LLC/Clearwire Finance Inc, 12.00%, 12/01/15(b)	780,000	787,800

Crown Castle International Corp., 9.00%, 01/15/15	900,000	978,750

Digicel Group Ltd., 8.875%, 01/15/15(b)	210,000	212,362

Digicel Ltd. (Bermuda), 8.25%, 09/01/17(b)	395,000	408,825

Sprint Capital Corp., 6.875%, 11/15/28	200,000	168,000

Sprint Capital Corp., 6.90%, 05/01/19	1,215,000	1,148,175

Sprint Nextel Corp., 8.375%, 08/15/17	500,000	516,250

Wind Acquisition Finance SA, 11.75%, 07/15/17(b)	750,000	825,375

Wind Acquisition Finance SA (Luxembourg), 12.00%, 12/01/15(b)	815,000	861,862

		5,907,399

Total Bonds & Notes (Cost $138,422,321)		116,528,353

Senior Secured Floating Rate Interest Loans–1.7%
Casinos & Gaming–1.1%
CCM Merger Corp., 8.50%, 07/13/12(c)	1,430,339	1,417,058

Electric Utilities–0.6%
Calpine Corp., 3.165%, 03/29/14(c)	793,156	760,014

Total Senior Secured Floating Rate Interest Loans (Cost $1,939,280)		2,177,072

	Shares
Preferred Stock–0.5%
Diversified Banks
Ally Financial, Inc. (Cost $292,304)(b)	697	575,787

Common Stocks & Other Equity Interests–0.1%
Communications Equipment–0.0%
Orbcomm, Inc.(f)(g)	37,829	69,605

Wireless Telecommunication Services–0.1%
USA Mobility, Inc.	5,535	79,483

Total Common Stocks & Other Equity Interests (Cost $0)		149,088

Money Market Funds–4.5%
Liquid Assets Portfolio–Institutional Class(h)	2,844,484	2,844,484

Premier Portfolio–Institutional Class(h)	2,844,484	2,844,484

Total Money Market Funds (Cost $5,688,968)		5,688,968

TOTAL INVESTMENTS–98.2% (Cost $146,342,873)		125,119,268

OTHER ASSETS LESS LIABILITIES–1.8%		2,333,323

NET ASSETS–100.0%		$127,452,591

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco High Yield Securities Fund

Investment Abbreviations:

MTN	– Medium Term Note
PIK	– Payment in Kind
REIT	– Real Estate Investment Trust
EUR	– Euro
GBP	– British Pound

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2010 was $26,859,773 which represented 17.8% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2010.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at August 31, 2010 was $338,625, which represented 0.3% of the Fund’s Net Assets.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Non-income producing security.
(g)	Acquired through an exchange offer.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco High Yield Securities Fund

Statement of Assets and Liabilities (restated)

August 31, 2010

Assets:
Investments, at value (Cost $140,653,905)	$119,430,300

Investments in affiliated money market funds, at value and cost	5,688,968

Total investments, at value (Cost $146,342,873)	125,119,268

Cash	746,334

Receivable for:
Investments sold	658,895

Dividends and interest	3,426,109

Fund shares sold	317,106

Other Assets	33,509

Total assets	130,301,221

Liabilities:
Payable for:
Investments purchased	445,358

Fund shares reacquired	134,526

Foreign currency due to custodian	251,648

Accrued fees to affiliates	126,752

Accrued other operating expenses	1,765,954

Trustee deferred retirement plans	124,392

Total liabilities	2,848,630

Net assets applicable to shares outstanding	$127,452,591

Net assets consist of:
Shares of beneficial interest	$1,852,085,223

Undistributed net investment income	(1,188,599)

Undistributed net realized gain (loss)	(1,702,220,566)

Unrealized appreciation (depreciation)	(21,223,467)

$127,452,591

Net Assets:
Class A	$58,202,394

Class B	$17,563,224

Class C	$10,089,841

Class Y	$41,597,132

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	3,516,080

Class B	1,074,051

Class C	614,275

Class Y	2,522,087

Class A:
Net asset value per share	$16.55

Maximum offering price per share, (Net asset value of $16.55 divided by 95.25%)	$17.38

Class B:
Net asset value and offering price per share	$16.35

Class C:
Net asset value and offering price per share	$16.43

Class Y:
Net asset value and offering price per share	$16.49

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco High Yield Securities Fund

Statement of Operations (restated)

For the year ended August 31, 2010

Investment income:
Interest (net of foreign withholding tax of $871)	$12,291,142

Dividends	51,134

Dividends from affiliated money market funds	5,883

Income from securities loaned — net	34,605

Total investment income	12,382,764

Expenses:
Advisory fees	553,453

Administrative services fees	92,232

Custodian fees	11,852

Distribution fees:
Class A	145,345

Class B	162,470

Class C	88,442

Transfer agent fees	384,498

Trustees’ and officers’ fees and benefits	29,606

Professional fees	2,023,060

Other	162,731

Total expenses	3,653,689

Less: Fees waived	(6,088)

Net expenses	3,647,601

Net investment income (loss)	8,735,163

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(20,949,274)

Swap contracts	(64,385)

Foreign currencies	20,659

(20,993,000)

Change in net unrealized appreciation of:
Investment securities	31,083,437

Foreign currencies	138

31,083,575

Net realized and unrealized gain	10,090,575

Net increase in net assets resulting from operations	$18,825,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco High Yield Securities Fund

Statement of Changes in Net Assets (restated)

For the years ended August 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$8,735,163	$11,348,112

Net realized gain (loss)	(20,993,000)	(79,622,827)

Change in net unrealized appreciation	31,083,575	68,634,328

Net increase in net assets resulting from operations	18,825,738	359,613

Distributions to shareholders from net investment income:
Class A	(4,734,802)	(4,861,737)

Class B	(1,645,661)	(2,454,523)

Class C	(791,201)	(835,768)

Class Y	(3,488,131)	(3,726,948)

Total distributions from net investment income	(10,659,795)	(11,878,976)

Net increase (decrease) in net assets resulting from share transactions	(12,775,362)	(20,357,516)

Net increase (decrease) in net assets	(4,609,419)	(31,876,879)

Net Assets:
Beginning of year	132,062,010	163,938,889

End of year (Includes undistributed net investment income of $(1,188,599) and $450,756, respectively)	$127,452,591	$132,062,010

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco High Yield Securities Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley High Yield Securities Inc. (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares throughout this report.
  The Fund’s primary investment objective is to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

19        Invesco High Yield Securities Fund

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

20        Invesco High Yield Securities Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a

21        Invesco High Yield Securities Fund

credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

NOTE 2—Restatement

Subsequent to issuance of its August 31, 2010 financial statements, the Trust identified errors in the classification of income and realized gains from investment securities and the change in unrealized appreciation from investment securities for the fiscal year ended August 31, 2010. The beginning balance of undistributed net realized gain (loss) was decreased and the beginning balance of unrealized appreciation (depreciation) was increased by $211,866,252 for the year ended August 31, 2010. The financial statements have been restated to reflect the correction of these errors. The restatement did not impact the Fund’s previously reported net asset value, total return or distributions for any share class.
  The restatement had the following impacts on the Statement of Operations and Financial Highlights for the year ended August 31, 2010:

	As originally reported	Restated	Change

Statement of Operations
Investment income	$799,771	$12,382,764	$11,582,993

Net realized loss from investment securities	$(221,232,533)	$(20,949,274)	$200,283,259

Change in unrealized appreciation from investment securities	$242,949,689	$31,083,437	$(211,866,252)

Financial Highlights
Class A Net investment income per share	$(0.35)	$1.10	$1.45

Class A Net realized and unrealized gain per share	$2.66	$1.21	$(1.45)

Class A Ratio of net investment income to average net assets	(2.11)%	6.68%	8.79%

Class B Net investment income per share	$(0.42)	$1.01	$1.43

Class B Net realized and unrealized gain per share	$2.63	$1.20	$(1.43)

Class B Ratio of net investment income to average net assets	(2.61)%	6.18%	8.79%

Class C Net investment income per share	$(0.44)	$0.99	$1.43

Class C Net realized and unrealized gain per share	$2.64	$1.21	$(1.43)

Class C Ratio of net investment income to average net assets	(2.71)%	6.08%	8.79%

Class Y Net investment income per share	$(0.31)	$1.14	$1.45

Class Y Net realized and unrealized gain per share	$2.66	$1.21	$(1.45)

Class Y Ratio of net investment income to average net assets	(1.86)%	6.93%	8.79%

22        Invesco High Yield Securities Fund

  The restatement also had the following impacts on the reclassification of permanent book/tax differences:

	As originally
	reported	Restated	Change

Permanent differences:
Increase Undistributed net investment income	$11,868,270	$285,277	$(11,582,993)

Increase Undistributed net realized gain	$234,076,469	$432,649,956	$198,573,487

Decrease Shares of beneficial interest	$245,944,739	$432,935,233	$(186,990,494)

NOTE 3—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.42%

Next $250 million	0.345%

Next $250 million	0.295%

Next $1 billion	0.270%

Next $1 billion	0.245%

Over $3 billion	0.220%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $418,053 to Morgan Stanley Investment Advisors, Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.13%, 2.63%, 2.73% and 1.88%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and the Adviser mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation. The Fund is a plaintiff with respect to certain Fund investments and incurred $1,863,844 of litigation expense during the period.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the period ended August 31, 2010, the Adviser and MSIA waived advisory fees of $864 and $5,224, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $79,629 to Morgan Stanley Services Company, Inc. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Also, the Trust has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $266,762 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the year ended August 31, 2010, the expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 0.75% of the average daily net assets of Class B shares and (3) Class C — up to 0.85% of the average daily net assets of Class C shares
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

23        Invesco High Yield Securities Fund

  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $303,335 to MSDI.
  For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $320 in front-end sales commissions from the sale of Class A shares and $0, $4,640 and $175 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period September 1, 2009 to May 31, 2010, MSDI retained $4,150 in front-end sales commissions from the sale of Class A shares and $23, $21,249 and $1,098 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 4—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$5,838,056	$575,787	$—	$6,413,843

Corporate Debt Securities	—	118,705,425	—	118,705,425

Total Investments	$5,838,056	$119,281,212	$—	$125,119,268

NOTE 5—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Effect of Derivative Instruments for the year ended August 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Swap Agreements*

Realized Gain (Loss)
Credit risk	$(64,385)

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

24        Invesco High Yield Securities Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary income	$10,659,795	$11,766,478

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$146,593

Net unrealized appreciation (depreciation) — investments	(22,448,210)

Net unrealized appreciation — other investments	138

Temporary book/tax differences	(124,393)

Post-October deferrals	(22,806,336)

Capital loss carryforward	(1,679,400,424)

Shares of beneficial interest	1,852,085,223

Total net assets	$127,452,591

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to defaulted bonds.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2011	$568,502,378

August 31, 2012	758,434,573

August 31, 2013	183,559,922

August 31, 2014	46,805,231

August 31, 2015	21,799,070

August 31, 2016	24,875,758

August 31, 2017	6,155,549

August 31, 2018	69,267,943

Total capital loss carryforward	$1,679,400,424

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $107,522,612 and $122,268,826, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$7,298,701

Aggregate unrealized (depreciation) of investment securities	(29,746,911)

Net unrealized appreciation (depreciation) of investment securities	$(22,448,210)

Cost of investments for tax purposes is $147,567,478.

25        Invesco High Yield Securities Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforwards, on August 31, 2010, undistributed net investment income was increased by $285,277, undistributed net realized gain (loss) was increased by $432,649,956 and shares of beneficial interest decreased by $432,935,233. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Years ended August 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Class A
Sold	319,695	$5,286,439	4,982,091	$7,446,436

Conversion from Class B	94,600	1,570,011	617,534	853,746

Reinvestment of dividends and distributions	238,044	3,914,498	2,731,331	4,439,347

Redeemed	(801,414)	(13,178,667)	(9,214,091)	(14,394,827)

Shares tendered from reverse stock split @@	—	—	(33,182,880)	—

Net increase (decrease) — Class A	(149,075)	(2,407,719)	(34,066,015)	(1,655,298)

Class B
Sold	92,831	1,510,824	1,195,186	2,072,970

Conversion to Class A	(95,758)	(1,570,011)	(623,872)	(853,746)

Reinvestment of dividends and distributions	83,008	1,348,228	1,434,227	2,191,639

Redeemed	(593,954)	(9,671,258)	(11,047,808)	(16,300,221)

Shares tendered from reverse stock split @@	—	—	(15,095,081)	—

Net increase (decrease) — Class B	(513,873)	(8,382,217)	(24,137,348)	(12,889,358)

Class C
Sold	63,545	1,043,035	387,084	755,671

Reinvestment of dividends and distributions	37,630	614,345	443,370	700,950

Redeemed	(123,807)	(2,028,959)	(1,530,762)	(2,654,316)

Shares tendered from reverse stock split @@	—	—	(5,936,444)	—

Net increase (decrease) — Class C	(22,632)	(371,579)	(6,636,752)	(1,197,695)

Class Y
Sold	90,266	1,462,856	122,967	259,259

Reinvestment of dividends and distributions	173,725	2,846,251	1,937,729	3,117,566

Redeemed	(361,050)	(5,922,954)	(5,210,646)	(7,991,990)

Shares tendered from reverse stock split@@	—	—	(23,935,640)	—

Net increase (decrease) — Class Y	(97,059)	(1,613,847)	(27,085,590)	(4,615,165)

Net increase (decrease) in share activity	(782,639)	$(12,775,362)	(91,925,705)	$(20,357,516)

@@	As of the close of business on June 19, 2009 the Portfolio implemented a reverse stock split which resulted in a reduction of shares.
(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 73% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

  Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

26        Invesco High Yield Securities Fund

NOTE 12—Financial Highlights (restated)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	For the year ended August 31,
	2010		2009ˆ		2008ˆ		2007ˆ		2006ˆ

Net asset value, beginning of period	$15.58		$16.40		$17.30		$17.30		$17.90

Income (loss) from investment operations:
Net investment income(a)	1.10		1.27		1.10		1.10		1.20

Net realized and unrealized gain (loss)	1.21		(0.76)		(0.90)		—		(0.60)

Total income from investment operations	2.31		0.51		0.20		1.10		0.60

Less dividends from net investment income	(1.34)		(1.33)		(1.10)		(1.10)		(1.20)

Net asset value, end of period	$16.55		$15.58		$16.40		$17.30		$17.30

Total return(b)	15.24%		5.09%		1.29%		6.65%		3.84%

Net assets, end of period, (000’s)	$58,202		$57,097		$61,839		$71,664		$75,099

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.72	%(c)	2.13	%(d)	1.73	%(d)	1.59	%(d)	1.26%

Without fee waivers and/or expense reimbursements	2.72	%(c)	2.13	%(d)	1.73	%(d)	1.59	%(d)	1.30%

Ratio of net investment income(loss) to average net assets	6.68	%(c)	9.41	%(d)	6.57	%(d)	6.24	%(d)	6.79	%(e)

Rebate from affiliates	—		0.01%		0.00	%(f)	0.00	%(f)	—

Supplemental data:
Portfolio turnover(g)	84%		85%		27%		26%		26%

ˆ	Per share data prior to June 19, 2009 has been restated to give effect of a 1:10 reverse stock split.
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)	Ratios are based on average daily net assets (000’s omitted) of $58,142.
(d)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was 6.75% for the year ended August 31, 2006.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

27        Invesco High Yield Securities Fund

NOTE 12—Financial Highlights (restated)—(continued)

	Class B
	For the year ended August 31,
	2010		2009ˆ		2008ˆ		2007ˆ		2006ˆ

Net asset value, beginning of period	$15.40		$16.20		$17.20		$17.20		$17.70

Income (loss) from investment operations:
Net investment income(a)	1.01		1.19		1.00		1.00		1.10

Net realized and unrealized gain (loss)	1.20		(0.72)		(0.90)		0.10		(0.40)

Total income from investment operations	2.21		0.47		0.10		1.10		0.70

Less dividends from net investment income	(1.26)		(1.27)		(1.10)		(1.10)		(1.20)

Net asset value, end of period	$16.35		$15.40		$16.20		$17.20		$17.20

Total return(b)	14.68%		4.73%		0.21%		6.78%		3.34%

Net assets, end of period, (000’s)	$17,563		$24,454		$41,721		$67,410		$119,288

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	3.22	%(c)	2.63	%(d)	2.23	%(d)	2.10	%(d)	1.77%

Without fee waivers and/or expense reimbursements	3.22	%(c)	2.63	%(d)	2.23	%(d)	2.10	%(d)	1.81%

Ratio of net investment income(loss) to average net assets	6.18	%(c)	8.91	%(d)	6.07	%(d)	5.74	%(d)	6.28	%(e)

Rebate from affiliates	—		0.01%		0.00	%(f)	0.00	%(f)	—

Supplemental data:
Portfolio turnover(g)	84%		85%		27%		26%		26%

ˆ	Per share data prior to June 19, 2009 has been restated of give effect to a 1:10 reverse stock split.
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)	Ratios are based on average daily net assets (000’s omitted) of $21,674.
(d)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was 6.24% for the year ended August 31, 2006.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

	Class C
	For the year ended August 31,
	2010		2009ˆ		2008ˆ		2007ˆ		2006ˆ

Net asset value, beginning of period	$15.47		$16.30		$17.20		$17.20		$17.80

Income (loss) from investment operations:
Net investment income (loss)(a)	0.99		1.18		1.00		1.00		1.10

Net realized and unrealized gain (loss)	1.21		(0.76)		(0.90)		—		(0.60)

Total income from investment operations	2.20		0.42		0.10		1.00		0.50

Less dividends from net investment income	(1.24)		(1.25)		(1.00)		(1.00)		(1.10)

Net asset value, end of period	$16.43		$15.47		$16.30		$17.20		$17.20

Total return(b)	14.58%		4.36%		0.70%		6.04%		3.25%

Net assets, end of period, (000’s)	$10,090		$9,851		$11,843		$15,085		$19,753

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	3.32	%(c)	2.73	%(d)	2.33	%(d)	2.20	%(d)	1.84%

Without fee waivers and/or expense reimbursements	3.32	%(c)	2.73	%(d)	2.33	%(d)	2.20	%(d)	1.88%

Ratio of net investment income(loss) to average net assets	6.08	%(c)	8.81	%(d)	5.97	%(d)	5.64	%(d)	6.21	%(e)

Rebate from affiliates	—		0.01%		0.00	%(f)	0.00	%(f)	—

Supplemental data:
Portfolio turnover(g)	84%		85%		27%		26%		26%

ˆ	Per share data prior to June 19, 2009 has been restated to give effect of a 1:10 reverse stock split.
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)	Ratios are based on average daily net assets (000’s omitted) of $10,407.
(d)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was 6.17% for the year ended August 31, 2006.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

28        Invesco High Yield Securities Fund

NOTE 12—Financial Highlights (restated)—(continued)

	Class Y
	For the year ended August 31,
	2010		2009ˆ		2008ˆ		2007ˆ		2006ˆ

Net asset value, beginning of period	$15.52		$16.30		$17.30		$17.30		$17.90

Income (loss) from investment operations:
Net investment income(a)	1.14		1.30		1.20		1.10		1.20

Net realized and unrealized gain (loss)	1.21		(0.71)		(1.00)		0.10		(0.50)

Total income from investment operations	2.35		0.59		0.20		1.20		0.70

Less dividends from net investment income	(1.38)		(1.37)		(1.20)		(1.20)		(1.30)

Net asset value, end of period	$16.49		$15.52		$16.30		$17.30		$17.30

Total return(b)	15.57%		5.62%		0.95%		6.92%		4.11%

Net assets, end of period, (000’s)	$41,597		$40,661		$48,535		$60,060		$71,911

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.47	%(c)	1.88	%(d)	1.48	%(d)	1.35	%(d)	1.01%

Without fee waivers and/or expense reimbursements	2.47	%(c)	1.88	%(d)	1.48	%(d)	1.35	%(d)	1.05%

Ratio of net investment income(loss) to average net assets	6.93	%(c)	9.66	%(d)	6.82	%(d)	6.48	%(d)	7.04	%(e)

Rebate from affiliates	—		0.01%		0.00	%(f)	0.00	%(f)	—

Supplemental data:
Portfolio turnover(g)	84%		85%		27%		26%		26%

Per share data prior to June 19, 2009 has been restated to give effect of a 1:10 reverse stock split.
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)	Ratios are based on average daily net assets (000’s omitted) of $41,552.
(d)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was 7.00% for the year ended August 31, 2006.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

NOTE 13—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

29        Invesco High Yield Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco High Yield Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco High Yield Securities Fund (formerly known as Morgan Stanley High Yield Securities Inc.; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights of the Fund for the years ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 29, 2009 expressed an unqualified opinion on those financial statements.
  As discussed in Note 2, the Fund has restated its August 31, 2010 financial statements to correct an error.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010 (May 11, 2011 as to the effects of the restatement discussed in Note 2)
Houston, Texas

30        Invesco High Yield Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2,3]	(08/31/10)	Period[2,4]	Ratio[2]
A	$1,000.00	$1,050.60	$17.31	$1,008.32	$16.96	3.35%

B	1,000.00	1,047.70	19.87	1,005.80	19.46	3.85

C	1,000.00	1,047.70	20.39	1,005.29	19.96	3.95

Y	1,000.00	1,051.40	16.03	1,009.58	15.70	3.10

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. The annualized expense ratios have been restated due to non routine expenses pertaining to prior year. Had these expenses not occurred the annualized expense ratios for the most recent fiscal half year would have been 2.81%, 3.31%, 3.41% and 2.56% for Class A, Class B, Class C and Class Y, respectively.
[3]	The actual expenses paid restated as if the changes discussed above have been in effect throughout the entire most recent fiscal half year are $14.52, $17.08, $17.60 and $13.24 for Class A, Class B, Class C and Class Y, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above have been in effect throughout the entire most recent fiscal half year are $14.24, $16.76, $17.26 and $12.98 for Class A, Class B, Class C and Class Y, respectively.

31        Invesco High Yield Securities Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco High Yield Securities Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

32        Invesco High Yield Securities Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

33        Invesco High Yield Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Distribution Notice — Correction

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain Securities and Exchange Commission requirements.
  Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in August 2010. Subsequently, certain of these estimates have been corrected. Listed below is a written statement of the sources of this distribution, as corrected, on a generally accepted accounting principles (“GAAP”) basis and as noted above are not being provided for tax reporting purposes.
  During the month of August 2010, the Fund declared a monthly distribution, which was payable to shareholders on August 19, 2010. This distribution, determined in accordance with generally accepted accounting principles, is estimated to be from the following sources: (1) $0.0175 (Class A), $0.0095 (Class B), $0.0085 (Class C) and $0.0207 (Class Y) per share from net investment income; and (2) $0.0743 (Class A), 0.0743 (Class B), $0.0743 (Class C) and $0.0743 (Class Y) per share from return of principal.

34        Invesco High Yield Securities Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley High Yield Securities Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	4,140,677	234,866	338,757	0

35        Invesco High Yield Securities Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library
				Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance

		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)		company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance
				Advisory Board, a
				nonprofit
				organization
				serving human
				needs based in
				Chicago. Board
				member of the
				Illinois
				Manufacturers’
				Association. Member
				of the Board of
				Visitors, Institute for
				the Humanities,
				University of
				Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	214	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2001	Retired	214	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	214	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website,
sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-HYS-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees Billed
		Applicable to Non-Audit
	Fees Billed for	Services Provided for
	Services Rendered to	fiscal year end 8/31/2010
	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval
	8/31/2010	Requirement(1)
Audit Fees	$134,900	N/A
Audit-Related Fees	$0	0%
Tax Fees(2)	$24,000	0%
All Other Fees	$0	0%

Total Fees	$158,900	0%
PWC billed the Registrant aggregate non-audit fees of $24,000 for the fiscal year ended August 31, 2010.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end August 31, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for
	Non-Audit Services
	Rendered to Invesco
	and Invesco	Percentage of Fees Billed
	Affiliates for fiscal	Applicable to Non-Audit
	year end 8/31/2010	Services Provided for
	That Were Required	fiscal year end 8/31/2010
	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%
Tax Fees	$0	0%
All Other Fees	$0	0%

Total Fees(2)	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended August 31, 2010.
The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
     Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.
ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11.	CONTROLS AND PROCEDURES.
(a)	Subsequent to the last assessment of the effectiveness of the control environment of Invesco High Yield Securities Fund a series portfolio of AIM Investment Securities Funds (Invesco Investment

Securities Funds) (the “Fund”) performed on March 21, 2011 we have concluded with respect to the Fund’s controls solely related to the classification of the effects of discount accretion and realized loss recognition of certain fixed income securities did not operate effectively as of August 31, 2010. As a result the Fund’s statements of operations and of changes in net assets and financial highlights for the year ended August 31, 2010 were restated to appropriately classify such amounts.

(b)	During the second fiscal quarter ended February 28, 2011 Invesco High Yield Securities Fund a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) the personnel and financial reporting operating platform, policies and procedures were changed from a third party service provider to Invesco Advisers, Inc.
ITEM 12.	EXHIBITS.
12(a) (1)	Code of Ethics.
12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
12(a) (3)	Not applicable.
12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: May 18, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: May 18, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: May 18, 2011

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.